                                                                   EXHIBIT 99.11

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD         11
SERVICER REPORT DATE: 12-Sep-00                     BEGINNING:          1-Aug-00
DISTRIBUTION DATE:    15-Sep-00                     ENDING:            31-Aug-00

                         ORIG PRINCIPAL    BEG PRINCIPAL       PRINCIPAL           INTEREST            TOTAL         END PRINCIPAL
                            BALANCE           BALANCE         DISTRIBUTION      DISTRIBUTION (*)    DISTRIBUTION        BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
      CLASS A-1 NOTES  $ 125,000,000.00  $           0.00                  -  $           0.00                -  $             0.00
      CLASS A-2 NOTES  $ 314,000,000.00  $ 201,793,203.23   $  23,436,239.88  $   1,099,772.96    24,536,012.84  $   178,356,963.35
      CLASS A-3 NOTES  $ 196,000,000.00  $ 196,000,000.00   $           0.00  $   1,102,500.00     1,102,500.00  $   196,000,000.00
      CLASS A-4 NOTES  $ 151,800,000.00  $ 151,800,000.00   $           0.00  $     877,910.00       877,910.00  $   151,800,000.00
-----------------------------------------------------------------------------------------------------------------------------------
        NOTE TOTALS    $ 786,800,000.00  $ 549,593,203.23   $  23,436,239.88  $   3,080,182.96  $ 26,516,422.84  $   526,156,963.35
-----------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                                PRINCIPAL         INTEREST        END PRINCIPAL
                               DISTRIBUTION     DISTRIBUTION         BALANCE
--------------------------------------------------------------------------------
       CLASS A-1 NOTES                    -                -                   -
       CLASS A-2 NOTES          74.63770662       3.50246165        568.01580685
       CLASS A-3 NOTES                    -       5.62500000      1,000.00000000
       CLASS A-4 NOTES                    -       5.78333333      1,000.00000000
--------------------------------------------------------------------------------
         NOTE TOTALS            74.63770662      14.91079498      2,568.01580685
--------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
200 S. Andrews Avenue
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD         11
SERVICER RPT DATE: 12-Sep-00                        BEGINNING:          1-Aug-00
DISTRIBUTION DATE: 15-Sep-00                        ENDING:            31-Aug-00

       I. Note Distributable Amounts

                  Principal          Interest           Total        Prin(per$1000/orig)   Int(per$1000/orig)  Total(per$1000/orig)
               -------------------------------------------------------------------------------------------------------------------
    CLASS A-1  $              -  $              -  $              -  $                  -  $                 - $                 -
    CLASS A-2  $  23,436,239.88  $   1,099,772.96  $  24,536,012.84  $        74.63770662  $        3.50246165 $       78.14016827
    CLASS A-3  $              -  $   1,102,500.00  $   1,102,500.00  $                  -  $        5.62500000 $        5.62500000
    CLASS A-4  $              -  $     877,910.00  $     877,910.00  $                  -  $        5.78333333 $        5.78333333
               -------------------------------------------------------------------------------------------------------------------
      TOTAL    $  23,436,239.88  $   3,080,182.96  $  26,516,422.84  $        74.63770662  $       14.91079498 $       89.54850161

      II. Pool Balance at the end of the Collection Period                                                     $    534,103,174.05

     III. Insurance Premium                                                                                    $         89,885.00

      IV. Spread Account Balance
               (A) Balance after Deposits/Withdrawals for prior Distribution Date                              $     16,726,182.42
               (B) Balance after Deposits/Withdrawals for current Distribution Date                            $     17,580,975.11

       V. Spread Account Required Amount                                                                       $     16,023,095.22

      VI. Spread Account Withdrawals
               (A) Withdrawal to make required payments under 4.03                                             $                 0
               (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                     $                 0

     VII. Servicing Fee                                                                                                 464,616.18

    VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                      $                 0

      IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                  $                 0

       X. Available Funds                                                                                      $     27,838,286.56

      XI. Insured Payment (if any)                                                                             $                 0

     XII. Note Principal and Interest Carryover Shortfalls

                                  Note Principal          Note Interest
                               Carryover Shortfall      Carryover Shortfall       Total
                               ----------------------------------------------------------
                CLASS A-1                $    0.00                $    0.00     $    0.00
                CLASS A-2                $    0.00                $    0.00     $    0.00
                CLASS A-3                $    0.00                $    0.00     $    0.00
                CLASS A-4                $    0.00                $    0.00     $    0.00
                               ----------------------------------------------------------
                  TOTAL                  $    0.00                $    0.00     $    0.00

    XIII. Change in Note Principal and Interest Carryover Shortfalls From Prior Period

                               Current Distribution Date     Prior Distribution Date
                                      Note Principal              Note Principal                Change in Note
                                   Carryover Shortfall         Carryover Shortfall       Principal Carryover Shortfall
                               ---------------------------------------------------------------------------------------
                CLASS A-1                  $        0.00                $       0.00                      $       0.00
                CLASS A-2                  $        0.00                $       0.00                      $       0.00
                CLASS A-3                  $        0.00                $       0.00                      $       0.00
                CLASS A-4                  $        0.00                $       0.00                      $       0.00
                               ---------------------------------------------------------------------------------------
                  TOTAL                    $        0.00                $       0.00                      $       0.00

                               Prior Distribution Date     Current Distribution Date
                                    Note Interest                Note Interest                 Change in Note
                                 Carryover Shortfall          Carryover Shortfall        Interest Carryover Shortfall
                               --------------------------------------------------------------------------------------

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD         11
SERVICER RPT DATE: 12-Sep-00                        BEGINNING:          1-Aug-00
DISTRIBUTION DATE: 15-Sep-00                        ENDING:            31-Aug-00

                CLASS A-1               $         0.00                $         0.00                   $         0.00
                CLASS A-2               $         0.00                $         0.00                   $         0.00
                CLASS A-3               $         0.00                $         0.00                   $         0.00
                CLASS A-4               $         0.00                $         0.00                   $         0.00
                               --------------------------------------------------------------------------------------
                  TOTAL                 $         0.00                $         0.00                   $         0.00

      IX. DELINQUENCY RATIO

               A. Delinquency Statistics

                  Days                         Outstanding           Past Due
               Delinquent        Units          Principal             Amount
              ------------------------------------------------------------------
                31- 60            928          11,254,438.06          631,346.07
                61- 90            154           1,774,292.53          149,133.81
               91- 120             26             293,887.70           36,201.08
                 121+              10             110,459.63           17,723.15
              ------------------------------------------------------------------
               TOTAL             1,118         13,433,077.92          834,404.11

               B. Delinquency Percentage

                  (1) Outstanding Principal Balance for Delinquency => 30Days                                  $     13,433,077.92
                  (2) Pool Principal Balance Beginning of Collection Period                                    $    557,539,413.93
                  (3) Delinquency Percentage (Line 1/Line 2)                                                                  2.41%

       X. Principal Balance of repossessed Financed Vehicles                                        Units                Principal
                                                                                                    -----      -------------------
                                                                                                      169      $      1,783,538.84

      XI. Liquidation Proceeds received for Defaulted Contracts                                                $      1,209,516.68


                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12TH day of September, 2000


                                             /s/ Marc L. Bourhis
                                             -----------------------------------
                                             Name:  Marc L. Bourhis
                                             Title: Treasurer